UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 7, 2021
Date of Report
(Date of earliest event reported)
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Core-Mark Holding Company, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Solana Boulevard, Suite 3400		76262
Westlake,	Texas
(Address of principal executive offices)		(Zip Code)
(940) 293-8600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CORE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) and (e). On January 7, 2021, Core-Mark Holding Company, Inc. (the “Company”) announced the appointment of Mr. Christopher K. Hobson, age 52, as Executive Vice President & Chief Operating Officer. In connection with his promotion, Mr. Hobson’s annual base salary was increased to $400,000, with a maximum annual performance cash bonus opportunity of 100% of annual base salary. There is no set term for Mr. Hobson to serve in this new executive role.
Mr. Hobson has served as the Company’s Senior Vice President – Eastern Divisions since January 2019, and from October 2017 to December 2018 Mr. Hobson served as Senior Vice President – Western Divisions. Prior to that, Mr. Hobson served as Senior Vice President – Sales and Marketing from January 2015 to September 2017. From January 2013 to December 2014, Mr. Hobson served as the Company’s Senior Vice President – Marketing, and from December 2009 until December 2012, Mr. Hobson served as Vice President of Marketing responsible for the Company’s “Fresh” & “Vendor Consolidation Initiatives.” From August 2007 until December 2009, Mr. Hobson was Division President of the Company’s Corona Division, and from January 2005 to July 2007, Mr. Hobson served as Division President of the Company’s Hayward Division. From 2000 to 2005, Mr. Hobson served as a General/Area Sales Manager. Prior to joining Core-Mark in 2000, Mr. Hobson worked as a Market Manager for 7-Eleven, Inc. Mr. Hobson received a Bachelor of Science degree from Humboldt State University.
A copy of the press release announcing the appointment of Mr. Hobson is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc. dated January 7, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date:	January 7, 2021	By:	/s/ CHRISTOPHER M. MILLER
		Name:	Christopher M. Miller
		Title:	Senior Vice President, Chief Financial Officer